UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 3, 2004


                                 ACCELRYS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-27118                    33-0557266
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(State or other jurisdiction of    (Commission               (I.R.S. Employer
incorporation or organization)      File Number)            Identification No.)


9685 Scranton Road, San Diego, California                    92121-1761
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(Address of principal executive offices)                     (Zip Code)


                                 (858) 799-5000
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  7.01         REGULATION FD DISCLOSURE



             Exhibit Number        Description
             --------------        -----------

             99.1                  Press Release dated September 3, 2004.



On September 3, 2004, Accelrys issued a press release announcing the appointment of R. William (Bill) Taylor as Vice President of Marketing.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACCELRYS, INC.


                                           By: /s/ John J. Hanlon
                                           -------------------------------------
                                           John J. Hanlon,
                                           Executive Vice President and
                                           Chief Financial Officer



Date: September 3, 2004